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                                                                 EXHIBIT 10.15

Employment agreement:  Joseph D. Livingston

March 2, 1998

Terms of Agreement:

TERM:    3 years

TITLE:   As agreed between J. Livingston & K. Tuchman

COMPENSATION:

Base:    $380,000 (Annual review of 10% minimum, when President hired)

Annual Bonus:     $150,000

Stock: 180,000 shares @ $8.50 Vesting monthly; Immediate vesting if sold/merged and/or acquired.

Life Insurance:  Additional 5 million dollars

Board:   Will be proposed as next internal, w/president

OTHER:   No "At-will Clause"
         Non-Compete Clause, 1 yr.
         Paid unused vacation annually (4 wks)
         Country Club Membership

All other terms of condition apply from previous employment Agreement.

Agreed:                                              Agreed:

/s/ Kenneth D. Tuchman                               /s/ Joseph D. Livingston

Kenneth D. Tuchman                                   Joseph D. Livingston
Chairman, President & CEO                            Executive VP & COO